INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 15 to Registration Statement No. 33-37103 on Form N-1A of our report dated January 9, 2002 appearing in the November 30, 2001 Annual Report of Merrill Lynch Utilities and Telecommunications Fund, Inc. and to the reference to us under the caption "Financial Highlights" in the prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
March 27, 2002